Exhibit 1(b)

WAL-MART STORES, INC.

DEBT SECURITIES

UNDERWRITING AGREEMENT

August 8, 2005

The Underwriters Listed on Schedule I

to the applicable Pricing Agreement (as defined herein)

Dear Sirs:

From time to time WAL-MART STORES, INC., a Delaware corporation (the “Company”), proposes to enter into one or more Pricing Agreements (each, a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Securities”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”).

The terms and rights of any particular issuance of Designated Securities shall be as specified in the applicable Pricing Agreement and in or pursuant to the indenture (the “Indenture”) identified in such Pricing Agreement.

1. Introduction. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the applicable Pricing Agreement will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of the Underwriter to purchase the Securities. The obligation of the Company to issue and sell any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify (a) in Schedule I thereto (i) the names of the Underwriters of the Designated Securities and (ii) the principal amount of Designated Securities to be purchased by each Underwriter at the Time of Delivery (as defined in Section 4 hereof) and (b) in Schedule II thereto (i) the title or titles of the Designated Securities, (ii) the aggregate principal amount or amounts of the Designated Securities, (iii) the price or prices of the Designated Securities to the public, (iv) the purchase price or prices of the Designated Securities to the Underwriters, and, to the extent applicable, any selling concession or concessions and reallowance concession or concessions applicable to the Underwriters and dealers, as the case may be, (v) specified funds, if not immediately available funds, for payment of the purchase price for the Designated Securities, (vi) the title of the Indenture under which the Designated Securities are being issued, (vii) the maturity or maturities of the Designated Securities, (viii) the interest rate or rates of the Designated Securities, (ix) the interest payment dates of the Designated Securities, (x) the record dates of the Designated Securities, (xi) the redemption provisions, if any, of the Designated Securities, (xii) the sinking fund provisions, if any, of the Designated Securities, (xiii) the Time of Delivery, (xiv) the closing location with respect to the closing of the sale of the Designated Securities pursuant to this Agreement and the Pricing Agreement, (xv) the name or names and address or addresses of the Representatives of the Underwriters and (xvi) such other terms, conditions or other provisions that supplement, amend or modify this Agreement with respect to the Designated Securities or the Indenture. Each Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and the applicable Pricing Agreement shall be several and not joint.

2. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) A registration statement in respect of the Securities (File No. 333-126512) has been filed with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendments thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement but including all documents incorporated by reference in each prospectus contained therein, delivered to the Representatives for each of the other Underwriters has been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the “Act”), being hereinafter called a “Preliminary Prospectus”); the various parts of such registration statement, including all exhibits thereto (other than the Form T-1 of J.P. Morgan Trust Company, National Association), the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective and any related abbreviated registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Registration Statement”; each prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the “Prospectus”; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the

Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the applicable effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the “Prospectus as amended or supplemented” shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

(b) The documents incorporated by reference in the Prospectus or any amendment or supplement thereto, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented;

(c) The Registration Statement and the Prospectus and any amendment or supplement thereto conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective dates as to the Registration Statement and any post-effective amendments thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented;

(d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders’ equity, results of operations or internal control over financial reporting of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the applicable Pricing Agreement;

(e) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not individually or in the aggregate materially affect the consolidated financial position, shareholders’ equity or results of operation of the Company and its subsidiaries and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries in any material respect;

(f) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise;

(g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated or organized and is validly existing in good standing under the laws of its jurisdiction of incorporation or organization;

(h) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and (except for directors’ qualifying shares, except that the Company holds approximately 62.40% of issued and outstanding shares of Wal-Mart de Mexico, S.A. de C.V. as of the date hereof, except for 122 shares of the capital stock of Wal-Mart Real Estate Business Trust owned by persons other than the Company, which shares in the aggregate do not constitute more than 4.00% of the issued and outstanding shares of Wal-Mart Real Estate Business Trust, and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(i) The Designated Securities have been duly authorized, and, when such Designated Securities are issued and delivered pursuant to this Agreement and the applicable Pricing Agreement, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for the Designated Securities, such Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented;

(j) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and each Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, each as amended to date, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or each Pricing Agreement or the Indenture, except (i) such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act, (ii) such, if any, as have been, or will have been prior to the Time of Delivery, obtained under securities laws and regulations of the European Union or any foreign country to which the Company is, has or will become subject due to actions taken, or omitted, by the Company or by the Underwriters with the knowledge of the Company and (iii) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

(k) Other than as set forth in the Prospectus or any amendment or supplement thereto, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others; and

(l) Ernst & Young LLP, which has audited and reported on certain financial statements of the Company and its subsidiaries and the Company’s internal control over financial reporting and management’s assessment thereof, is, to the best knowledge of the Company, an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

3. Offer and Sale of Designated Securities. Upon the execution of the Pricing Agreement applicable to Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

4. Payment and Settlement for Designated Securities. Designated Securities to be purchased by each Underwriter pursuant to the applicable Pricing Agreement, in definitive form to the extent practicable, and in such authorized denominations and registered in such name as the Representatives may request upon at least twenty-four hours’ prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives, against payment by such Underwriter or on its behalf of the purchase price therefor by one or more wire transfers in immediately available funds (or such other funds as specified in the applicable Pricing Agreement), payable to the order of the Company, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Designated Securities.

5. Further Agreements of the Company. The Company agrees with each of the Underwriters of any Designated Securities:

(a) To prepare the Prospectus as amended and supplemented in relation to the Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of the applicable Pricing Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to the Designated Securities and prior to the Time of Delivery for such Designated Securities that shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information relating to the Registration Statement, the Prospectus, any amendment or supplement thereto, the Prospectus as amended or supplemented or the offer and sale of the Designated Securities; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction (it being recognized that, solely for purposes of this Section

5(b), the Company shall not be required by the Representatives, without its consent, to subject itself to any securities laws or regulations of the European Union or any country to which the Company was not subject immediately prior to the offering and sale of such Designated Securities);

(c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus that will correct such statement or omission or effect such compliance;

(d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e) During the period beginning from the date of the applicable Pricing Agreement and continuing to and including the earlier of (i) the termination of trading restrictions for the Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for the Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than one year after such Time of Delivery and that are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

(f) To furnish to the holders of the Designated Securities, upon such holders’ request, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

(g) During a period of five years from the effective date of the Registration Statement, to furnish to the Representatives copies of all periodic or current reports or other communications (financial or other) furnished to shareholders, and deliver to the Representatives (i) as soon as they are available, copies of any periodic or current reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Designated Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial information and statements to be on a consolidated basis in reports furnished to its shareholders generally or to the Commission); and

(h) To use the net proceeds received by it from the sale of the Designated Securities pursuant to this Agreement and the applicable Pricing Agreement in the manner specified in the Prospectus, including in any supplement thereto, relating to the offer and sale of such Designated Securities.

6. Payment of Expenses. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the applicable Pricing Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof (including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys); (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of any indenture trustee and any agent of any Trustee and the fees and disbursements of counsel for any indenture trustee in connection with the Indenture and the Securities; and (vii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters of Designated Securities under the applicable Pricing Agreement shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in such Pricing Agreement are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the

Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus as amended or supplemented in relation to the Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Simpson Thacher & Bartlett LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for the Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, such Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

(c) Andrews Kurth LLP, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for the Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

(ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented; and, to the best knowledge of such counsel, all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable;

(iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and, in respect of matters of fact, upon certificates of officers of the Company, provided that such counsel shall state that such counsel believes that both the Representatives and such counsel is justified in relying upon such opinions and certificates and the Representatives are entitled to rely upon such opinions);

(iv) Each significant subsidiary of the Company (as defined in Rule 1-02 of Regulation S-X under the Act) incorporated or organized under the laws of the United States or any state thereof has been duly incorporated or organized and is validly existing in good standing under the laws of its jurisdiction of incorporation or organization; and all of the issued shares of capital stock or other equity interests of each such subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and (except for directors’ qualifying shares, except for 122 shares of the capital stock of Wal-Mart Real Estate Business Trust owned by persons other than the Company, which shares in the aggregate do not constitute more than 4.00% of the issued and outstanding shares of Wal-Mart Real Estate Business Trust, and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that such counsel believes that both the Representatives and such counsel is justified in relying upon such opinions and certificates and the Representatives are entitled to rely upon such opinions);

(v) To the best of such counsel’s knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders’ equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

(vi) This Agreement and the applicable Pricing Agreement have been duly authorized, executed and delivered by the Company;

(vii) The Designated Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

(viii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

(ix) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the applicable Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, as then amended, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

(x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or the applicable Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

(xi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement that became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents that were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

(xii) The Registration Statement and the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), complied, as of their respective effective or issue dates, as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder as in effect on such dates; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its issue date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein as to which such counsel need express no opinion), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented that are not filed or incorporated by reference or described as required;

(xiii) The statements made in any tax consequences or tax considerations sections in the Prospectus, and in any amendment or supplement thereto, insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects; and

(xiv) The Registration Statement has become effective under the Act, and the Prospectus, together with all amendments and supplements thereto, relating to the Designated Securities was filed within the prescribed time periods pursuant to Rule 424(b) of the rules and regulations under the Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for the purpose has been instituted or threatened by the Commission;

(d) At the Time of Delivery for the Designated Securities, Ernst & Young LLP shall have furnished to the Representatives a “comfort” letter or letters dated such Time of Delivery as to such matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the dates as of which information is given in the Prospectus as amended or supplemented, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

(f) On or after the date of the applicable Pricing Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities (including, without limitation, any guaranteed debt securities) by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(g) On or after the date of the applicable Pricing Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this clause (iv), in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented; and

(h) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at, or prior to, such Time of Delivery, as to the matters set forth in Sections 7(a) and 7(e) and as to such other matters as the Representatives may reasonably request.

8. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement, of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or included in the Registration Statement, or any amendment or supplement to any thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or included in the Registration Statement, or any amendment or supplement to any thereof, in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of any Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented.

(b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or included in the Registration Statement, or any amendment or supplement to any thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the Statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any

Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or included in the Registration Statement, or any amendment or supplement to any thereof, in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under Section 8(a) or 8(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such Section. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other shall reasonable costs of investigation.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statement or omissions that resulted in such losses claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and are not joint.

(e) The obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director and officer of the Company and to each person, if any, who controls the Company within the meaning of the Act.

9. Defaulting Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities that it has agreed to purchase under the applicable Pricing Agreement, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein and therein. In the event that, within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the

Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus that in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to the applicable Pricing Agreement.

(b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 9(a), the aggregate principal amount of such Designated Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities that such Underwriter agreed to purchase under the applicable Pricing Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities that such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Designated Securities or a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 9(a), the aggregate principal amount or Designated Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in Section 9(b), or if the Company shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the applicable Pricing Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any director or officer or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities with respect to which such indemnities, agreements, representations, warranties and other statements are made or given.

11. Termination. If the applicable Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason the Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

12. Authority of Representatives. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the applicable Pricing Agreement.

13. Nature of Underwriters’ Obligations. The Company acknowledges and agrees that (i) the purchase and sale of the Designated Securities pursuant to this Agreement and the applicable Pricing Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and the applicable Pricing Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it shall not claim that the Underwriters, or any of them, have rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

14. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Company, shall be delivered or sent by mail, air courier or facsimile transmission (which shall be effective upon confirmation by telephone) to the address of the Company set forth in the Registration Statement, Attention: Chief Executive Officer, with a copy to the General Counsel of the Company; and, if to the Underwriters, shall be delivered or sent by mail, air courier or facsimile transmission (which shall be effective upon confirmation by telephone) to the address or addresses of the Representative or Representatives, as the case may be, as set forth in the Pricing Agreement, provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail telex or facsimile transmission (which shall be effective upon confirmation by telephone) to such Underwriter at its address which, if not set forth in the applicable Pricing Agreement, will be supplied to the Company by the Representative or Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon the addressee’s receipt thereof.

15. Persons Entitled to the Benefit of Agreement. This Agreement and the applicable Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the

Company and, to the extent provided in Section 8 and Section 10 hereof, the directors and officers of the Company and each person who controls the Company or any Underwriter, and their respective successors and assigns (including, in the case of natural persons, their respective heirs, executors and administrators), and no other person shall acquire or have any right under or by virtue of this Agreement or the applicable Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16. Time of Essence. Time shall be of the essence of each Pricing Agreement. As used herein, “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17. Definitive Agreement. This Agreement and the applicable Pricing Agreement supersede all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof and thereof.

18. GOVERNING LAW. THIS AGREEMENT AND THE APPLICABLE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

19. Waiver of Jury Trial. THE COMPANY AND EACH OF THE UNDERWRITERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE APPLICABLE PRICING AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

20. Counterparts. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof.

Very truly yours,

WAL-MART STORES, INC.

By:	/s/ Steven R. Zielske
Name:	Steven R. Zielske
Title:	Vice President

Accepted as of the date hereof (with respect to, but subject to the terms of, Pricing Agreements to which the undersigned is or is deemed to be a signatory):

/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

ANNEX I

FORM OF PRICING AGREEMENT

            , 200_

As Representative[s] of the several
Underwriters named in Schedule I hereto
c/o

Dear Sirs:

WAL-MART STORES, INC., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated August 8, 2005, (the “Underwriting Agreement”), between the Company, on the one hand, and you, as parties which are signatories or deemed to be signatories to the Underwriting Agreement with respect to the issuance and sale of the Designated Securities contemplated hereby, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”).

Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions were set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty that refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined) and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities that are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

A supplement to the Prospectus, relating to the Designated Securities, in all material respects in the form heretofore delivered to you, is now proposed to be filed with the Commission.

ANNEX I - Page 1

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

ANNEX I - Page 2

If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

Very truly yours,

WAL-MART STORES, INC.

By:
Name:
Title:

ANNEX I - Page 3

Accepted as of the date hereof:

By:
(Goldman Sachs & Co.)

ANNEX I - Page 4

SCHEDULE I

Underwriter	Principal Amount of Designated Securities to be Purchased
$

TOTAL	$

SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

             due              (the “Designated Securities”).

AGGREGATE PRINCIPAL AMOUNT:

             of the Designated Securities.

PRICE TO PUBLIC:

    % of the principal amount of the Designated Securities, plus accrued interest, if any, from                     .

PURCHASE PRICE TO UNDERWRITERS:

    % of the principal amount of the Designated Securities, plus accrued interest, if any, from                     ; and the selling concession shall be     % and the reallowance concession shall be     %, in each case of the principal amount of the Designated Securities.

INDENTURE:

Indenture dated as of             , 200_, between the Company and J.P. Morgan Trust Company, National Association, as Trustee.

MATURITY:

                        .

INTEREST RATE:

    % from and including the original issue date.

INTEREST PAYMENT DATES:

             and              of each year, commencing on             .

INTEREST PAYMENT RECORD DATES:

             and              of each year, commencing on             .

Schedule II - Page 1

REDEMPTION PROVISIONS:

                            .

SINKING FUND PROVISIONS:

                            .

OTHER PROVISIONS:

                            .

TIME OF DELIVERY:

             a.m.,

CLOSING LOCATION:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NAMES AND ADDRESSES OF REPRESENTATIVE[S]:

ADDRESSES FOR NOTICES:

OTHER MATTERS:

Schedule II - Page 2